UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7156

Name of Fund:  MuniYield Florida Insured Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Florida Insured Fund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2003


MuniYield Florida
Insured Fund


www.mlim.ml.com


MuniYield Florida Insured Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Florida Insured Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD FLORIDA INSURED FUND


The Benefits
And Risks of
Leveraging


MuniYield Florida Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares.
However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares capitalization of $100 million and the issuance of Preferred
Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Florida Insured Fund, April 30, 2003


DEAR SHAREHOLDER


For the six months ended April 30, 2003, the Common Shares of MuniYield Florida Insured Fund had a net annualized yield of 5.98%, based on a period-end per share net asset value of $15.48 and $.459 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +6.16%, based on a change in per share net asset value from $15.04 to $15.48, and assuming reinvestment of $.459 per share ordinary income dividends.

For the six-month period ended April 30, 2003, the Fund's Auction
Market Preferred Shares had an average yield of 1.10%.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.


The Municipal Market Environment
During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.50%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.30%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./ Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong
U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and in-vestor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.

Specific to Florida, the state's general fund budget proposal for fiscal year 2003 - 2004 came in at $53.9 billion, a 7.0% increase from the prior year. This budget will attempt to close a $2 billion fiscal year 2004 operating shortfall. It includes currently passed referendums for smaller classroom sizes, enrolling four-year olds as pre-kindergartners and a high-speed rail line. Florida is projected to end fiscal year 2002 - 2003 with an operating surplus of $140 million and a rainy day fund at $960 million, a sharp contrast to most other states. With the implementation of the constitutional amendments, spending will increase faster than revenues and will force the state to borrow. In fiscal year 2004, $3 billion is earmarked for schools. However, this is just scratching the surface of an estimated $4 billion - $27 billion price tag for education during the next eight years. With this increase in spending in the current fiscal year, other programs will be reduced and/or eliminated. Some proposed cuts include
$200 million from transportation, $111 million from universities, and $51 million from juvenile crime prevention. Additional expenditure savings will be derived by outsourcing state agency functions such as payroll and benefits administration totaling another $200 million. These reductions, along with an increase in the corporate tax structure, the inclusion of video lottery terminals being placed in dog and horse racetracks and improving sales tax collections are estimated to generate more than $1 billion. Proposed expenditure reductions, revenue increases, along with a sizable rainy day fund, will enable the state to operate without increasing other taxes. However, the state balanced its budget by burdening local governments and universities by asking the voters to increase local sales taxes and/or increase tuition to meet local operations. Even though the state is being pressured by a weak national economy, we believe it is in a position in the upcoming year to perform well given their prospective management and financial flexibility.



MuniYield Florida Insured Fund, April 30, 2003


Portfolio Strategy
During the six-month period ended April 30, 2003, we maintained our neutral position on the municipal bond market. We continued to focus on reducing the volatility of the Fund by selling some of the Fund's 10-year - 15-year bonds and purchasing larger-couponed bonds maturing in 20 years - 30 years. We believe these longer maturities are likely to enhance the Fund's income stream and help preserve asset valuations in future periods of market volatility. During the six-month period, Florida's new-issue supply was up approximately 50% compared to the same time a year ago. Despite the heavy supply, retail and institutional demand remained quite strong. However, this strong demand hindered us from fully implementing our desired strategy. The vast majority of new bond issuance has been structured as par bonds, which are more price sensitive and produce less income than premium coupon structured issues. Going forward, the municipal bond curve is expected to remain quite steep. We will maintain our neutral position and remain fully invested in an effort to enhance shareholder income.

During the six-month period ended April 30, 2003, the Fund's borrowing costs remained in the 1% - 1.5% range, with interest rates presently near 1%. These very attractive funding levels, in combination with the steep tax-exempt yield curve, have continued to generate significant income benefits to the Fund's Common Shareholder. We do not expect any material reduction in our borrowing costs in 2003 as no additional monetary easings by the Federal Reserve Board are anticipated. We expect our short-term borrowing costs to remain at current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Shareholders will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your continuing interest in MuniYield Florida Insured Fund, and we look forward to serving your investment needs in the months and years to come.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert D. Sneeden)
Robert D. Sneeden
Vice President and Portfolio Manager



May 19, 2003




PROXY RESULTS
During the six-month period ended April 30, 2003, MuniYield Florida
Insured Fund's Common Shareholders voted on the following proposal.
The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

                                                                            Shares Voted         Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Trustees:                    Terry K. Glenn           7,951,789               104,627
                                                    Donald W. Burton         7,951,789               104,627
                                                    Fred G. Weiss            7,951,789               104,627


During the six-month period ended April 30, 2003, MuniYield Florida
Insured Fund's Preferred Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

                                                                            Shares Voted         Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Board of Trustees: Terry K. Glenn, Donald W. Burton,
   M. Colyer Crum, Laurie Simon Hodrick and Fred G. Weiss                      2,156                    4




QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2003 were as follows:


                                 Percent of
S&P Rating/Moody's Rating     Total Investments

AAA/Aaa                              90.3%
AA/Aa                                 2.1
A/A                                   6.0
BBB/Baa                               0.6
NR (Not Rated)                        1.0




MuniYield Florida Insured Fund, April 30, 2003


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

               S&P       Moody's   Face
STATE          Ratings   Ratings  Amount  Issue                                                                      Value
Florida--125.0%  AA       NR*   $ 2,785   Beacon Tradeport Community Development District, Florida, Special
                                          Assessment Revenue Refunding Bonds (Commercial Project), Series A,
                                          5.625% due 5/01/2032 (g)                                                 $  2,965

                 AAA      Aaa       700   Boynton Beach, Florida, Utility System Revenue Refunding Bonds,
                                          6.25% due 11/01/2020 (c)(h)                                                   866

                 AAA      Aaa     3,000   Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40%
                                          due 10/01/2024 (a)                                                          3,235

                 AAA      Aaa     4,290   Broward County, Florida, School Board, COP, 5% due 7/01/2028 (b)            4,423

                                          Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (b):
                 AAA      Aaa     5,000      5.75% due 10/01/2012                                                     5,458
                 AAA      Aaa     2,650      6.55% due 10/01/2013                                                     2,712
                 AAA      Aaa    12,715      6.60% due 10/01/2022                                                    13,119

                 NR*      Aaa     1,000   Daytona Beach, Florida, Utility System Revenue Refunding Bonds,
                                          Series B, 5% due 11/15/2027 (c)                                             1,034

                 NR*      Aaa       685   Duval County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                          AMT, 6.20% due 4/01/2020 (b)(d)(i)                                            739

                 AAA      Aaa     4,005   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                          AMT, 7% due 4/01/2028 (d)(i)                                                4,211

                 NR*      Aaa     7,000   Escambia County, Florida, Health Facilities Authority, Health
                                          Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%
                                          due 7/01/2020 (a)                                                           7,661

                 AAA      Aaa     1,000   Escambia County, Florida, Health Facilities Authority, Revenue
                                          Refunding Bonds (Ascension Health Credit), Series A-1, 5.75% due
                                          11/15/2009 (a)(f)                                                           1,184

                                          First Florida Governmental Fianancing Commission Revenue Bonds (b):
                 AAA      Aaa       890      5.70% due 7/01/2007(f)                                                   1,025
                 AAA      Aaa     2,110      5.70% due 7/01/2017                                                      2,379

                 AAA      Aaa     1,150   Florida HFA, Housing Revenue Bonds (Brittany Rosemont Apartments),
                                          AMT, Series C-1, 6.75% due 8/01/2014 (a)                                    1,215

                 AAA      Aaa     1,410   Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                          Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)                     1,524

                 AA+      Aaa     1,650   Florida State Board of Education, Capital Outlay, GO (Public Education),
                                          Series B, 5.875% due 6/01/2005 (f)                                          1,817

                 AAA      Aaa     6,190   Florida State Board of Education, Lottery Revenue Bonds, Series A,
                                          6% due 7/01/2015 (c)                                                        7,281

                 AAA      Aaa     1,140   Florida State Board of Education, Public Education, GO, Refunding,
                                          Series D, 5.75% due 6/01/2022 (e)                                           1,282

                 A-       A3      3,700   Highlands County, Florida, Health Facilities Authority Revenue Bonds
                                          (Adventist Health System/Sunbelt Obligated Group), Series A, 6% due
                                          11/15/2031                                                                  3,931

                 NR*      Aaa     6,000   Hillsborough County, Florida, School Board, COP, 5.375% due
                                          7/01/2026 (b)                                                               6,409

                 AAA      Aaa     2,615   Hillsborough County, Florida, School District, Sales Tax Revenue
                                          Refunding Bonds, 5.375% due 10/01/2020 (a)                                  2,835

                 AAA      Aaa       750   Jacksonville, Florida, Economic Development Community Health Care
                                          Facilities Revenue Bonds (Mayo Clinic), Series B, 5.50% due
                                          11/15/2036 (b)                                                                804

                 AAA      Aaa     1,455   Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and
                                          Improvement Bonds, 5.25% due 10/01/2032 (c)                                 1,532

                                          Jacksonville, Florida, Port Authority, Seaport Revenue Bonds, AMT:
                 NR*      Aaa     1,025      5.625% due 11/01/2010 (f)                                                1,190
                 NR*      Aaa     1,225      5.625% due 11/01/2026 (b)                                                1,286

                 AAA      Aaa     1,000   Lee County, Florida, Airport Revenue Bonds, AMT, Series A, 6% due
                                          10/01/2029 (e)                                                              1,113

                 AAA      NR*       850   Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                          Program), AMT, Series A, Sub-Series 3, 7.45% due 9/01/2027 (d)(i)(k)          942

                 AAA      Aaa     2,000   Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75% due
                                          9/01/2025 (a)                                                               2,238

                 AAA      Aaa     5,000   Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                          International Airport), AMT, Series A, 6% due 10/01/2024 (c)                5,656

                 AAA      Aaa     2,000   Miami-Dade County, Florida, Educational Facilities Authority Revenue
                                          Bonds (University of Miami), Series A, 5.75% due 4/01/2029 (a)              2,242

                 AAA      NR*     3,480   Miami-Dade County, Florida, Health Facilities Authority, Hospital
                                          Revenue Refunding Bonds, DRIVERS, Series 208, 9.56% due 8/15/2017 (a)(j)    4,355

                 AAA      Aaa     1,115   Miami-Dade County, Florida, IDA, IDR (BAC Funding Corporation Project),
                                          Series A, 5.375% due 10/01/2030 (a)                                         1,193

                 AAA      Aaa     2,000   Miami-Dade County, Florida, School Board COP, Series A, 5.50% due
                                          10/01/2020 (e)                                                              2,199

                 AAA      Aaa     2,515   North Miami Beach, Florida, GO, 6.30% due 2/01/2004 (c)(f)                  2,663

                 NR*      Aaa     4,765   Orange County, Florida, Educational Facilities Authority, Educational
                                          Facilities Revenue Refunding Bonds (Rollins College Project), 5.50%
                                          due 12/01/2032 (a)                                                          5,171

                                          Orange County, Florida, Health Facilities Authority, Hospital
                                          Revenue Bonds:
                 A-       A3        600      (Adventist Health System), 6.25% due 11/15/2024                            646
                 A-       A2      1,835      (Orlando Regional Healthcare), 6% due 12/01/2029                         1,946

                 AAA      Aaa     2,000   Orange County, Florida, Sales Tax Revenue Refunding Bonds, Series B,
                                          5% due 1/01/2025 (c)                                                        2,068

                 NR*      Aaa     6,500   Orange County, Florida, School Board, COP, Series A, 5.25% due
                                          8/01/2023 (b)                                                               6,893

                 AAA      Aaa     5,330   Orange County, Florida, Tourist Development, Tax Revenue Bonds, 5.50%
                                          due 10/01/2032 (a)                                                          5,726

                 AAA      Aaa       165   Orange County, Florida, Tourist Development, Tax Revenue Refunding
                                          Bonds, Series A, 6.50% due 10/01/2010 (a)(h)                                  169

                 NR*      Aaa     1,530   Osceola County, Florida, Infrastructure Sales Surplus Tax Revenue
                                          Bonds, 5.25% due 10/01/2025 (a)                                             1,615

                 AAA      Aaa     1,100   Osceola County, Tourist Development Tax Revenue Bonds, Series A,
                                          5.50% due 10/01/2027 (c)                                                    1,187

                 AAA      Aaa     1,500   Palm Beach County, Florida, Criminal Justice Facilities Revenue
                                          Bonds, 7.20% due 6/01/2015 (c)                                              1,987

                                          Palm Beach County, Florida, School Board, COP:
                 AAA      Aaa     5,000      Series A, 6% due 8/01/2010 (c)(f)                                        5,980
                 AAA      Aaa     1,500      Series A, 5.50% due 8/01/2022 (a)                                        1,638
                 AAA      Aaa     2,475      Series C, 5% due 8/01/2027 (e)                                           2,548

                 NR*      Aaa     1,000   Pasco County, Florida, Sales Tax Revenue Bonds (Half-Cent), 5%
                                          due 12/01/2033 (a)                                                          1,032

                 NR*      Aaa     1,460   Polk County, Florida, Utility System Revenue Bonds, 5% due
                                          10/01/2029 (c)                                                              1,508

                 AAA      Aaa     5,600   Sarasota County, Florida, Public Hospital Board, Revenue Refunding
                                          Bonds (Sarasota Memorial Hospital), Series B, 5.50% due 7/01/2028 (b)       6,279

                 AAA      Aaa     4,920   Sarasota County, Florida, Utility System Revenue Bonds, 6.50% due
                                          10/01/2004 (c)(f)                                                           5,385




Portfolio
Abbreviations


To simplify the listings of MuniYield Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax
           (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family



MuniYield Florida Insured Fund, April 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

               S&P       Moody's   Face
STATE          Ratings   Ratings  Amount  Issue                                                                      Value
Florida          AAA      NR*   $ 2,000   South Broward, Florida, Hospital District Revenue Bonds, DRIVERS,
(concluded)                               Series 337, 9.70% due 5/01/2032 (b)(j)                                   $  2,354

                 AAA      Aaa     2,275   South Florida Water Management District, Special Obligation Land
                                          Acquisition Revenue Bonds, 6.0% due 4/01/2004 (a)(f)                        2,399

                 A-       A2      1,000   South Lake County, Florida, Hospital District Revenue Bonds (South
                                          Lake Hospital Inc.), 5.80% due 10/01/2034                                   1,018

                 AA       Aa2     1,000   Tampa, Florida, Water and Sewer Revenue Refunding Bonds, Series A,
                                          5% due 10/01/2026                                                           1,030


New Jersey--                              Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds:
2.8%             A-       A3      2,035      6.75% due 6/01/2039                                                      1,800
                 A-       A3      2,025      7% due 6/01/2041                                                         1,863


Puerto Rico--    AAA      NR*     7,500   Puerto Rico Commonwealth, GO, Refunding, DRIVERS, Series 232, 9.441%
13.3%                                     due 7/01/2017 (j)(l)                                                        9,915

                 AAA      Aaa     1,970   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series II,
                                          5.375% due 7/01/2019 (b)                                                    2,188

                 BBB+     Baa3    1,145   Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                          Appropriation, Series E, 5.70% due 8/01/2025                                1,208

                 NR*      Aaa     3,550   Puerto Rico Public Finance Corporation, Revenue Refunding Bonds,
                                          RIB, Series 522X, 9.16% due 8/01/2022 (b)(j)                                4,131


                                          Total Municipal Bonds (Cost--$171,310) 141.1%                             184,402



                                 Shares
                                  Held    Short-Term Securities
                                  1,919   Merrill Lynch Institutional Tax-Exempt Fund**                               1,919


                                          Total Short-Term Securities (Cost--$1,919)--1.5%                            1,919


                 Total Investments (Cost--$173,229)--142.6%                                                         186,321
                 Other Assets Less Liabilities--3.3%                                                                  4,357
                 Preferred Shares, at Redemption Value--(45.9%)                                                    (60,000)
                                                                                                                   --------
                 Net Assets Applicable to Common Shares--100.0%                                                    $130,678
                                                                                                                   ========

(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)GNMA Collateralized.
(e)FSA Insured.
(f)Prerefunded.
(g)Radian Insured.
(h)Escrowed to maturity.
(i)FNMA Collateralized.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(k)FHLMC Collateralized.
(l)XL Capital Insured.
*Not Rated.
**Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section 2
(a)(3) of the Investment Company Act of 1940) are as follows:


                                              (in Thousands)
                                         Net        Dividend
Affiliate                              Activity       Income

Merrill Lynch Institutional
Tax-Exempt Fund                        (1,534)           $17


See Notes to Financial Statements.



STATEMENT OF NET ASSETS

                  As of April 30, 2003
Assets:           Investments, at value (identified cost--$173,228,935)                                        $186,321,408
                  Cash                                                                                               45,872
                  Receivables:
                     Interest                                                                $  2,400,634
                     Securities sold                                                            2,020,317
                     Dividends                                                                         62         4,421,013
                                                                                             ------------
                  Prepaid expenses                                                                                   19,322
                                                                                                               ------------
                  Total assets                                                                                  190,807,615
                                                                                                               ------------

Liabilities:      Payables:
                     Investment adviser                                                            79,698
                     Dividends to Common Shareholders                                              41,386
                     Other affiliates                                                               1,435           122,519
                                                                                             ------------
                  Accrued expenses                                                                                    7,590
                                                                                                               ------------
                  Total liabilities                                                                                 130,109
                                                                                                               ------------

Preferred Shares: Preferred Shares, par value $.05 per share (2,400 Series A shares of
                  AMPS* issued and outstanding at $25,000 per share liquidation preference)                      60,000,000
                                                                                                               ------------

Net Assets        Net assets applicable to Common Shares                                                       $130,677,506
Applicable                                                                                                     ============
To Common Shares:

Analysis of       Common Shares, par value $.10 per share (8,440,456 shares issued
Net Assets        and outstanding)                                                                             $    844,046
Applicable to     Paid-in capital in excess of par                                                              117,649,821
Common Shares:    Undistributed investment income--net                                       $  1,725,006
                  Accumulated realized capital losses on investments--net                     (2,633,840)
                  Unrealized appreciation on investments--net                                  13,092,473
                                                                                             ------------
                  Total accumulated earnings--net                                                                12,183,639
                                                                                                               ------------
                  Total--Equivalent to $15.48 net asset value per Common Share
                  (market price--$14.90)                                                                       $130,677,506
                                                                                                               ============

*Auction Market Preferred Shares.

See Notes to Financial Statements.



MuniYield Florida Insured Fund, April 30, 2003


STATEMENT OF OPERATIONS

                  For the Six Months Ended April 30, 2003
Investment        Interest                                                                                     $  5,056,077
Income:           Dividends                                                                                          16,645
                                                                                                               ------------
                  Total income                                                                                    5,072,722
                                                                                                               ------------

Expenses:         Investment advisory fees                                                   $    465,649
                  Commission fees                                                                  73,611
                  Accounting services                                                              39,493
                  Professional fees                                                                27,242
                  Transfer agent fees                                                              18,372
                  Printing and shareholder reports                                                 15,868
                  Trustees' fees and expenses                                                      11,280
                  Listing fees                                                                     10,008
                  Custodian fees                                                                    5,613
                  Pricing fees                                                                      4,612
                  Other                                                                            12,849
                                                                                             ------------
                  Total expenses before reimbursement                                             684,597
                  Reimbursement of expenses                                                       (2,972)
                                                                                             ------------
                  Total expenses after reimbursement                                                                681,625
                                                                                                               ------------
                  Investment income--net                                                                          4,391,097
                                                                                                               ------------

Realized &        Realized gain on investments--net                                                               1,384,080
Unrealized        Change in unrealized appreciation on investments--net                                           2,155,924
Gain on                                                                                                        ------------
Investments--Net: Total realized and unrealized gain on investments--net                                          3,540,004
                                                                                                               ------------

Dividends to      Investment income--net                                                                          (326,688)
Preferred                                                                                                      ------------
Shareholders--    Net Increase in Net Assets Resulting from Operations                                         $  7,604,413
Net:                                                                                                           ============


See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Six           For the
                                                                                            Months Ended         Year Ended
                                                                                             April 30,          October 31,
                  Increase (Decrease) in Net Assets:                                            2003                2002
Operations:       Investment income--net                                                     $  4,391,097      $  8,741,052
                  Realized gain on investments--net                                             1,384,080           437,124
                  Change in unrealized appreciation on investments--net                         2,155,924           162,111
                  Total dividends and distributions to Preferred Shareholders                   (326,688)         (842,256)
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                          7,604,413         8,498,031
                                                                                             ------------      ------------

Dividends &       Investment income--net                                                      (3,874,169)       (7,608,374)
Distributions to  Realized gain on investments--net                                                    --          (22,503)
Common                                                                                       ------------      ------------
Shareholders:     Net decrease in net assets resulting from dividends and
                  distributions to Common Shareholders                                        (3,874,169)       (7,630,877)
                                                                                             ------------      ------------

Common Share      Value of shares issued to Common Shareholders in reinvestment
Transactions:     of dividends and distributions                                                       --            45,169
                                                                                             ------------      ------------

Net Assets        Total increase in net assets applicable to Common Shares                      3,730,244           912,323
Applicable to     Beginning of period                                                         126,947,262       126,034,939
Common Shares:                                                                               ------------      ------------
                  End of period*                                                             $130,677,506      $126,947,262
                                                                                             ============      ============

                  *Undistributed investment income--net                                      $  1,725,006      $  1,534,766
                                                                                             ============      ============

See Notes to Financial Statements.



MuniYield Florida Insured Fund, April 30, 2003


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period         $  15.04     $  14.94     $  13.89     $  13.30     $  15.79
Operating                                                      --------     --------     --------     --------     --------
Performance:++++  Investment income--net                       .52+++++         1.04         1.00         1.02         1.01
                  Realized and unrealized gain (loss)
                  on investments--net                               .42          .06         1.06          .61       (1.96)
                  Dividends and distributions to Preferred
                  Shareholders:
                     Investment income--net                       (.04)        (.10)        (.23)        (.29)        (.15)
                     Realized gain on investments--net               --         --++           --           --         --++
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.11)
                                                               --------     --------     --------     --------     --------
                  Total from investment operations                  .90         1.00         1.83         1.34       (1.21)
                                                               --------     --------     --------     --------     --------
                  Less dividends and distributions to
                  Common Shareholders:
                     Investment income--net                       (.46)        (.90)        (.78)        (.75)        (.86)
                     Realized gain on investments--net               --         --++           --           --        (.01)
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.41)
                                                               --------     --------     --------     --------     --------
                  Total dividends and distributions to
                  Common Shareholders                             (.46)        (.90)        (.78)        (.75)       (1.28)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of period               $  15.48     $  15.04     $  14.94     $  13.89     $  13.30
                                                               ========     ========     ========     ========     ========
                  Market price per share, end of period        $  14.90     $  14.30     $  14.21     $ 12.125     $ 12.125
                                                               ========     ========     ========     ========     ========


Total Investment  Based on market price per share              7.47%+++        7.19%       24.17%        6.45%     (15.43%)
Return:**                                                      ========     ========     ========     ========     ========
                  Based on net asset value per share           6.16%+++        7.22%       13.96%       11.17%      (8.20%)
                                                               ========     ========     ========     ========     ========


Ratios Based on   Total expenses, net of reimbursement***        1.08%*        1.11%        1.15%        1.14%        1.12%
Average Net                                                    ========     ========     ========     ========     ========
Assets of         Total expenses***                              1.08%*        1.11%        1.15%        1.14%        1.12%
Common Shares:                                                 ========     ========     ========     ========     ========
                  Total investment income--net***                6.94%*        7.02%        6.90%        7.55%        6.88%
                                                               ========     ========     ========     ========     ========
                  Amount of dividends to Preferred
                  Shareholders                                    .52%*         .67%        1.58%        2.13%        1.04%
                                                               ========     ========     ========     ========     ========
                  Investment income--net, to Common
                  Shareholders                                   6.42%*        6.35%        5.32%        5.42%        5.84%
                                                               ========     ========     ========     ========     ========


Ratios Based on   Total expenses, net of reimbursement            .73%*         .75%         .77%         .75%         .75%
Average Net                                                    ========     ========     ========     ========     ========
Assets of         Total expenses                                  .74%*         .75%         .77%         .75%         .75%
Common &                                                       ========     ========     ========     ========     ========
Preferred         Total investment income--net                   4.72%*        4.74%        4.63%        4.94%        4.64%
Shares:***                                                     ========     ========     ========     ========     ========


Ratios Based on   Dividends to Preferred Shareholders            1.10%*        1.39%        3.21%        4.03%        2.16%
Average Net                                                    ========     ========     ========     ========     ========
Assets of
Preferred Shares:


Supplemental      Net assets applicable to Common Shares,
Data:             end of period (in thousands)                 $130,678     $126,947     $126,035     $117,201     $112,219
                                                               ========     ========     ========     ========     ========
                  Preferred Shares outstanding, end of
                  period (in thousands)                        $ 60,000     $ 60,000     $ 60,000     $ 60,000     $ 60,000
                                                               ========     ========     ========     ========     ========
                  Portfolio turnover                             16.08%       40.55%       78.48%       40.41%       85.16%
                                                               ========     ========     ========     ========     ========


Leverage:         Asset coverage per $1,000                    $  3,178     $  3,116     $  3,101     $  2,953     $  2,870
                                                               ========     ========     ========     ========     ========


Dividends Per     Investment income--net                       $    136     $    348     $    803    $   1,010     $    538
Share On                                                       ========     ========     ========     ========     ========
Preferred Shares
Outstanding:


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Shareholders.
++Amount is less than $(.01) per share.
++++Certain prior period amounts have been reclassified to conform to current period presentation.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.



MuniYield Florida Insured Fund, April 30, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the six months ended April 30, 2003, FAM reimbursed the Fund in the amount of $2,972.

For the six months ended April 30, 2003, the Fund reimbursed FAM
$2,059 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $30,961,143 and $29,494,033, respectively.

Net realized gains for the six months ended April 30, 2003 and net unrealized gains on April 30, 2003 were as follows:



                                       Realized         Unrealized
                                        Gains             Gains

Long-term investments               $  1,384,080       $ 13,092,473
                                    ------------       ------------
Total                               $  1,384,080       $ 13,092,473
                                    ============       ============


As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $13,136,438, of which $13,350,560 related to appreciated securities and $214,122 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $173,184,970.


4. Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 2003 remained constant and for the year ended October 31, 2002 increased by 3,098 as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are redeemable Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 2003 was 1.15%.

Shares issued and outstanding during the six months ended April 30, 2003 and for the year ended October 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $32,894 as commissions.


5. Capital Loss Carryforward:
On October 31, 2002, the Fund had a net capital loss carryforward of $2,697,518, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Shares in the amount of $.076500 per share on May 29, 2003 to shareholders of record on May 16, 2003.




MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.




OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
Donald W. Burton, Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Fred G. Weiss, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary


J. Thomas Touchton, Trustee of MuniYield Florida Insured Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Touchton well in his retirement.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MFT



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Florida Insured Fund


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Florida Insured Fund


Date: June 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Florida Insured Fund


Date: June 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Florida Insured Fund


Date: June 23, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.